IDS Life Insurance Company                              Annuity
IDS Tower 10                                            Client Profile
Minneapolis, Minnesota  55440
ONE ACCOUNT PER APPLICATION  Check if money is not being sent with application:
__ Money Enclosed $__________                           State
__ No Money                                             Application
__ Tax-Sheltered Annuity (TSA)                          signed in:  __________
__ 1035 Exchange/Transfer
__ Redemption/Surrender of Investment
   (Attach Form F119)
__ Redemption/Surrender of IDS Life Annuity Product
   (Attach Form 33442

__ Wire ($50,000 or more) -- IDS Life Acc't. No. ______________

__Check here if this is a Financial Institutions Group - FIG, CPA or JCAT client.

AFFINITY MARKET CODE MUST BE ENTERED HERE:

- - -  - - - - -  - - - - -



INSTRUCTIONS:  (Additional instructions appear on Page 10)

 1) The investment summary at the top of this page must be completed. It used by the home office in processing this application and the client(s) check(s). Normally a check(s) must accompany this application. a. If no money is accompanying the application (such as an installment TSA or an internal or external exchange), check the appropriate box above. b. If this application is for an account where the money is being wired to IDSL, check box indicating this and enter account number.
2)        The Client Profile is not part of the state-approved application form.
          As a result, there is a small amount of unavoidable duplication between the forms. Those duplicate items must be completed in this application. When submitting an Investment of IRA Investment Application at the same time as this Annuity Application, full client information or any change of client information should be recorded on the Client Profile of the Investment Application.
3) Read and answer every question in sequence and skip an item (section, subsection or individual question) only if a) the item has no provision for a negative (not applicable) response and b) the item does not pertain to this purchase.
4) Look for the brief notes at the start of some sections and follow any instructions associated with individual questions.
5) Billing a. If employer billing or payroll deduction, complete Form 3188 on Page 14. b. If bank authorization is requested, complete Form 1748 on Page 13. 6) Redemption/Surrender
          a. Complete Form 443 on Page 15 if the client is using the proceeds from a surrender or redemption of an IDS
                 mutual  fund,   IDS   certificate,   American   Express
                 Securities Services or IDS Life product to make this investment.
7)        1035 Exchage
          a.     If 1035 Exchange, see reference manual instructions.
8) For completion of Automated Annuity Partial Surrender, attached Form 30318. If Dollar-Cost Average is requested, complete form on Page 16.

Notes:
















Application 34055 A attached                                              (6/96)

Section A    First Client Profile Information
(Please have client verify information on this page)

__ For a new client (no accounts, check box and complete all information below.
__ for existing client(s), check box and attach updated client review documents(s) (CRD). Note all changes in red on the CRD. If no CRD is attached, complete client name, address, Social Security number, birthdate, client annual income, taxable annual income, liquid assets and tax bracket.
__ Mrs.    First client's name   (first)           (middle)         (last)
           Social Security No.
__ Miss   __ Ms.     ________________________________________________________

Home address (street)                               (city)
(state)               (zip)


Birthdate          Mailing address (if different from above)
(city)                                (state)    (zip)

Citizenship  __ U.S.   __ Other ______      Sex
Home Phone no.    Work phone no.  (Ext.)    Spouse or
Legal Resident of U.S.?  __ Yes  __ No      __ M  __ F     (    )         (    )
Partners?  __ Yes  __ No

Self-employed?   Non-American Express Financial   Client annual income
Taxable annual income*   Net worth     Liquid assets**
__ Yes  __ No
Corporation IRA?  __ Yes __ No
$___________________   $_____________________   $__________   $______________

% Tax bracket    Total minor
_____________    dependents ____

Client is:
 __ Employee  __ American Express Financial Corporation Subsidiary_____________
 __ Financial Advisor

Spouse's name (if not second client listed below)
Social Security Number  Birthdate

Client is affiliated with or works for      Affiliated company name
__  Broker/dealer or brokerage form         ____________________________________
__  Bank, trust or insurance company
                                            Affiliated company address
                                            ------------------------------------

First client's occupation                   First client's employer
-------------------------------------     -----------------------------------
Employer's Address_______________________________

Client no.                                  Group no.
---------------------------------------     ----------------------------------
Spouse's client no.                         Cert cd.
---------------------------------------     ----------------------------------


__ Release of information. It is our policy and practice to respect each individual's right to privacy. Releasing limited client information occurs when there is a service we do not provide and believe could meet your specific financial needs. If you object to such release, check here __.

Second Client Profile Information (Please have client verify information) (complete for joint owners or minor under UGMA)

__  For a new client (no accounts, check box and complete all information below.
__ for existing client(s), check box and attach updated client review documents(s) (CRD). Note all changes in red on the CRD. If no CRD is attached, complete client name, address, Social Security number, birthdate, client annual income, taxable annual income, liquid assets and tax bracket.

__ Mr.    __ Mrs.    First client's name   (first)         (middle)       (last)
                     Social Security No.
__ Miss   __ Ms.

Home address (street)
(city)                                (state)    (zip)


Birthdate           Mailing address (if different from above)             (city)
                    (state)    (zip)

Citizenship  __ U.S.   __ Other ______      Sex
Home Phone no.    Work phone no.  (Ext.)    Spouse or
Legal Resident of U.S.?  __ Yes  __ No      __ M  __ F     (    )         (    )
Partners?  __ Yes  __ No

Self-employed?   Non-American Express Financial   Client annual income   Taxable annual income*   Net worth     Liquid assets**
__ Yes  __ No    Corporation IRA?  __ Yes __ No   $___________________   $_____________________   $__________   $______________

% Tax bracket    Total minor
_____________    dependents ____

PAGE 3
Client is:  __ Employee
            __ American Express Financial Corporation
               Subsidiary ________________________
            __ Financial Advisor
               Spouse's name (if not second client listed below)
               Social Security Number                 Birthdate

Client is affiliated with or works for      Affiliated company name
__  Broker/dealer or brokerage form         ___________________________________
__  Bank, trust or insurance company
                                            Affiliated company address
                                            -----------------------------------

First client's occupation                   First client's employer                  Employer's address
---------------------------------------     -------------------------------------    ------------------------------------------

Client no.                                  Group no.                                   Spouse's client no.         Cert cd.
---------------------------------------     -------------------------------------    ---------------------------    -----------

 * If a client files a joint income tax return, include spouse's taxable income. ** Excluding home, home furnishings and automobiles.

Section B Business or Organizational Information (Also complete if first or second client owns a business)

__ If business or organization is a new client (no accounts), check box and complete the information in this section. Please have client verify information before submitting to home office.
__ If business or organization is an existing Client, check box and attach updated CRD. Note changes in red on the CRD.

Business name                                         Business taxpayer ID no.

-----------------------------------------------------------------------------

Business address (street)                     (city)

(state)          (zip)

Business phone no.                 Date business began

Business fiscal year end (month, day)       No. of employees

Client no.                         Group no.                  Cert cd.

PAGE 4
IDS Life Insurance Company                                              Annuity
IDS Tower 10                                                        Application
Minneapolis, Minnesota  55440

Section A    Clients


1  Annuitant

   a      Name (first)  _____________________________  (mi)  __________  (last)

   b      Social Security no. ______-____-______      __ Male   __ Female

   c      Birthdate ________/________/_______      Age _____
                                                       (submit proof of age
                                                        for immediate annuity)

2  Joint Annuitant  (for immediate Joint Annuity)

   a      Name (first)  _____________________________  (mi)  __________  (last)

   b      Social Security no. ______-____-______      __ Male   __ Female

   c      Birthdate ________/________/_______     Age _____
                                                     (submit proof of age
                                                      for immediate annuity)

3  Owner

a      Will the annuitant own this annuity)  (must be "yes" for IRA and TSA)

       __ Yes (complete the following if not on attached Client Profile or Client Review Document

          Home address (street, city, state, zip)
              ------------------------------------------------------------------
          Phone no. (____)

       __ No (complete the following seven (*) items)

      * Owner's name(s)    __ American Express Trust Co.      __ Other
                  ------------------------------------------

      * Type of ownership (check one)

      __ Trustee         __ Sole Proprietorship             __ 457 Governmental

      __ Custodian       __ Partnership

      __ Individual      __ Corporation (State of incorporation) _______________

      __ Other ___________________________________________________________

     * Trust or Custodial ownership basis (complete one if applicable)

      __ Retirement plan (name)
         ----------------------------------------------------------------------

      __ Trust (name) __________________________________________
         Trust date ______/____________

      __ Purchased under Uniform Gifts/Transfers to Minors Act of (state) ______

     * Owner's relationship to annuitant
            ------------------------------------------------------------------
       (Complete the following if not on attached Client Profile or Client
        Review Document)

     * Owner's address (street, city, state, zip)
             ---------------------------------------------------------------

        ________________________________      Phone no. (______) _______________

     * Owner's Social Security or
       Taxpayer Identification no. ______ - ____ - ______

    * If ownership is individual, give owner's birthdate ______/______/______
                                                         Age ______

PAGE 5
Section B Purchase Basis (complete only one of the four (*) sections on this page) See New Business Section of Reference Manual for required papers


   * __ Nonqualified

     __ individual purchase

     __ 1035 exchange

     __ deferred compensation plan (nongovernmental) (private)
     __ Gift under Uniform Gifts/Transfers to Minor's Act (If donor is not custodian, give donor's name, Soc. Sec. no., residence state and relationship to annuitant.)
-------------------------------------------------------------------------------

     __ Other nonqualified: ____________________________________________________
-------------------------------------------------------------------------------
* __ IRA (complete all that apply)     __ SEP Adoption Agreement is with another
                                          company

1  __  Regular (active) IRA                                 Group no. of SEP
--------------------------------

a   Type    __ Personal   __ Spousal   __ SEP                  Name of Employer
--------------------------------
         (1)           (2)          (3)
                             Address _________________________________________
b   Amount paid with this application for prior year     $___________________

c   Amount paid with this application for current year   $___________________

2 __  Rollover IRA (Rollover qualifications are specified in Your Guide to IRAs)

a Source  __  IRA/SEP   distribution   __   Deductible voluntary  employee
                                            contribution
          __  Trusteed  or Custodial plan,  Tax-Sheltered  Annuity or Custodial
              Account

b   Amount paid with this application for rollover       $___________________

3  __  Transfer IRA (must submit "Request for Transfer" form along with application)
-------------------------------------------------------------------------------
                  * __ Tax-qualified Retirement Plan (IRC Section 401)

1  Type    __ Profit Sharing (05)     __ Assumed/Target Benefit (04)
           __ 401(k) (02) ___________________________
           __ Money Purchase (06)  __ Defined Benefit Pension (01)
           __ Other (10)  ___________________________

2  Plan fiscal year-end   Mo. ______  Day ______
   Plan starting date   Mo. ______   Yr. ______

3  Is the Plan an American Express Financial Advisors prototype? __ Yes   __ No

4  If Custodial Plan, identify participant (annuitant) as   __ Employer/Sponsor
                                                            __ Other participant
--------------------------------------------------------------------------------
* __ Other Tax-qualified Plan

1  Type of Plan       __ 403(b) TSA  __ 457/Government (07)
                      __ Texas optional retirement

2  Type of group   a. __ Public schools and universities __ State or subdivision program (ORP)
                   b. __ 501(c)(3) Nonprofit

3  __ This is a TSA Transfer.
   __ This is a TSA Rollover.

See explanation section on Page 10 for more information.

4  403(b) participant (owner/annuitant) information

   a    Current annual salary from employer $_____________________(required)


   b    Employment date ____/____/____   Has employment been continuous?
                                         __ Yes   __ No

   c    Is owner/annuitant covered by employer's retirement plan? __ Yes   __ No

If yes, give name of plan ____________________________________________________

If the contribution amount exceeds 20% of net salary, a copy of the InfoServ TSA/TSCA calculation must be attached. Complete and initial the TSA Disclosure and Acknowledgement on Page 6, Form 31647.

PAGE 6
Section C    Annuity Applied For

Deferred Annuities

__  Flexible Portfolio Annuity (check A or B or C; complete amount)

    __  A. Single payment only; $ ____________________
           NOTE: minimum single payment $1,000 TQ, $2,000 NQ

    __  B. Installment payments only; $ ____________________ annually
           NOTE: minimum $600/year (BAs, PDS, group billing only)

    __  C. Combination:
           Single payment: $ ____________________ with installment payments $ ____________________ annually

    Initial Payment Allocation:                                    Future Payment Allocation:
    (FA)  IDS Life Fixed Account........................ ______%   (FA)  IDS Life Fixed Account........................ ______%
    (CR)  IDS Life Capital Resource Fund................ ______%   (CR)  IDS Life Capital Resource Fund................ ______%
    (SI)  IDS Life Special Income Fund.................. ______%   (SI)  IDS Life Special Income Fund.................. ______%
    (MS)  IDS Life Moneyshare Fund...................... ______%   (MS)  IDS Life Moneyshare Fund...................... ______%
    (MF)  IDS Life Managed Fund......................... ______%   (MF)  IDS Life Managed Fund......................... ______%
    (IE)  IDS Life International Equity Fund............ ______%   (IE)  IDS Life International Equity Fund............ ______%
    (AG)  IDS Life Aggressive Growth Fund............... ______%   (AG)  IDS Life Aggressive Growth Fund............... ______%
    (GY)  IDS Life Global Yield Fund.................... ______%   (GY)  IDS Life Global Yield Fund.................... ______%
    (IA)  IDS Life Income Advantage Fund................ ______%   (IA)  IDS Life Income Advantage Fund................ ______%
    (GD)  IDS Life Growth Dimensions Fund............... ______%   (GD)  IDS Life Growth Dimensions Fund............... ______%
    (GI)  AIM Variable Ins. Growth & Income Fund........ ______%   (GI)  AIM Variable Ins. Growth & Income Fund........ ______%
    (NO)  PCM New Opportunities Fund.................... ______%   (NO)  PCM New Opportunities Fund.................... ______%
    (SC)  Warburg Pincus Trust Small Company Portfolio.. ______%   (SC)  Warburg Pincus Trust Small Company Portfolio.. ______%
    (DM)  Templeton Developing Markets Fund............. ______%   (DM)  Templeton Developing Markets Fund............. ______%
    (TV)  TCI Value..................................... ______%   (TV)  TCI Value..................................... ______%

    Total must equal 100%                                ______%   Total must equal 100%                                ______%

Future Payments (Flexible only)

1)  Frequency of payment


    __ Biweekly 26/Year

    __ Semiannually 2/Year   __ Monthly 12/Year         __ Semimonthly 24/Year
    __ Weekly 52/Year

    __ Other (specify months)   __ Jan    __ Feb    __ Mar    __ Apr    __ May
                                __ Jun    __ Jul    __ Aug    __ Sep    __ Oct
                                __ Nov    __ Dec

2)  Payments to start*  ____/____/____
    * Must be at least 30 days from date received in home office (if omitted, the home office will establish start date)

3)  Method of payment

   __ Add to existing BA with account no. ____________________

   __ New BA Form 1748 (see Page 13 of application)

   __ Add to existing PDS/Employer Billing no. __________ (contact the employer)

   __ New PDS/Employer Billing Form 3188 (see Page 14 of application)

   __ Systematic Payout, submit Form F137

   __ Other allowed method (see reference manual)

PAGE 7
Section C    Annuity Applied For (continued)


__  Fixed Retirement Annuity -- Value Plus (FRA-VP)
    Single payment $ ____________________
    Note: minimum $5,000
-----------------------------------------------------------------------------
__  Fixed Retirement Annuity -- Extra Rate (FRA-XR)
    Single payment $ _____________________
    Note: minimum $5,000
-----------------------------------------------------------------------------
__  Guaranteed Term Annuity (GTA)
    Single payment $ _____________________
    Note: minimum $5,000

   Initial  Guarantee  Period  (check one) __ 1 Year __ 6 Years __ 2 Years
   __ 7 Years __ 3 Years __ 8 Years __ 4 Years __ 9 Years __ 5 Years __ 10 Years
------------------------------------------------------------------------------
__  Other _____________________________________________________________________
          ---------------------------------------------------------------------
-------------------------------------------------------------------------------

__  Fixed Immediate Annuity                               Required Proof of Age

1)  Single payment $ ____________________  Note: $5,000 minimum                Proof of age submitted:

    Monthly payment quoted $ ____________________                              __ Copy of birth certificate enclosed or:

2)  Payout Option:                                                             Submit copies of two (2) of the following
                                                                               when birth certificate is not available:
    __ Individual annuitant         __ Joint and full to survivor
    __ Joint and 2/3 to survivor    __ Joint and 1/2 to survivor               __ Baptism certificate
                                                                               __ Family birth record
3)  Payout Mode:                                                               __ Confirmation record showing age at time
                                                                                  of confirmation
    __ Nonrefund                                                               __ Marriage certificate
                                                                               __ Naturalization record
    __ Life income with period certain.  Circle one:  5  10  15  20 years      __ Passport (at least five years old)
                                                                               __ Military discharge papers
    __ Installment refund (not available with Joint and 2/3 or 1/2 option

    __ Term certain only (Mode E)  ______ year (5 to 30 years)

4)  Payout checks to start  _____/_____/_____
                            Month  Day  Year

    Note: Must be at least 30 days from received home office date.

    __ Monthly     __ Quarterly     __ Semiannual     __ Annual

5)  Withholding to apply?   __ Yes   __ No     If yes, indicate $ __________

6)  __ Direct deposit. Form 33581

7)  __ Direct deposit to account no. ____________________

8)  __ Special payee name __________________________________________________

       Address _____________________________________________________________

PAGE 8
Section D  Agreements and Signatures

a)  All Annuities ______  Client's initials

__ Investment Objectives:  You understand the investment objectives and risks of the contract(s) for which you are applying. There can be no assurance that such objectives will be achieved. Your risk tolerance for investment is:
   __ Low     __ Medium     __ High

       Your specific long-term goals and objectives are:

       __ Aggressive Growth __ Growth with Income  __ Income __
       __ Growth  __ Preservation of Principal     __ Tax Deferral
       __ Other ____________________________ (specify)

    __ Earnings: The method for crediting fixed and/or variable earnings for your particular contract has been explained to you. Any interest crediting rates are annual effective rates.

    __ Changes: Only officers of the company have the authority to accept any representation or information not contained in this application or to modify any annuity contract or waive any requirement in the application. They must do so in writing. Our sales representatives do not have the authority to make any changes.

    __ Cancellation: You understand the contract provides you with certain cancellation privileges for a period of time from receipt (usually 10 days) under which no surrender charges or fees will be charged by the company.

    Please note the Guaranteed Term Annuity (GTA) does not have these same cancellation privileges. Generally, the GTA allows for cancellation of an Individual Retirement Annuity (usually 7 days) and certain other arrangements based on individual state requirements.

b)  Products ______  Client's initials

    Deferred Annuity (Please read all headings, because several categories may apply to your type of contract)

    __ You understand that the basic purpose of an annuity is to provide lifetime income at retirement and it should be purchased for this purpose. You understand the benefits and consequences of tax deferral, and are confident that it can work to your advantage. The contract value may be surrendered in full or in part before annuity payments begin, but not after. Surrender of a contract may result in a loss to you because of fees and charges that may apply. They are explained in detail in the contract.

    __ The Guaranteed Term Annuity contains a market value adjustment which may result in either or both upward and downward adjustments in cash surrender benefits.

    __ You have received the current prospectus(es) for the variable annuity applied for. Investment earnings, values and monthly income benefits based on the performance of a Variable Fund or Variable Account are not guaranteed and may both increase and decrease.

    __ We reserve the right to terminate certain installment payment contracts for full value, if in any 24-month period no purchase payments have been received and the amount paid is less than $600.

    __ The FRA-XR annuity includes a first-year bonus interest rate, which is no longer credited after one (1) year.

    Immediate Annuity

    __ You cannot surrender or take loans from an Immediate Annuity. Also, there is no death benefit under the nonrefund payout mode.

    __ You understand that this transaction is not reversible.

    IRA Applications

    __ You have received a copy of Your Guide to IRA's and understand the terms contained in it.

    __ You assume all responsibility for any tax consequences and penalties that
       may  result  from  making   contributions  to,   transactions  with,  and
       distributions from this IRA.

PAGE 9
Section D  Agreements and Signatures

c)  Additional disclosures:  (must have client initial)

    __ Serial Annuity

    Instructions: Complete Section A when applying for any nonqualified deferred annuity; and/or Section B when more than one Fixed Retirement Annuity-Extra Rate, Fixed Retirement Annuity-Value Plus or Guaranteed Term Annuity is being purchased whether nonqualified or tax-qualified.

    Section A  ______ Client's initials

    This section discusses current federal tax laws as IDS Life understands them. Federal tax laws and their interpretations may change. The client must initial above indicating that he/she has read and understands the following:

    Multiple Contracts (Serial Annuities) Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same policyholder (owner), during a calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

    Section B  ______ Client's initials

    If more than one Fixed Retirement Annuity-XR or Fixed Retirement Annuity-VP product is being purchased, the client must initial above and provide the requested information below.

    Benefits of Larger Contracts The single premium Fixed Retirement Annuity-XR or Fixed Retirement Annuity-VP provides for crediting interest at a higher rate at certain premium sizes. You may be able to receive a higher interest choice rate by purchasing one larger contract rather than two or more smaller ones.

    Multiple Beneficiaries More than one beneficiary may be named under a single contract. Each beneficiary has a choice to receive any death benefit as either a lump sum or in the form of annuity payments as provided by the contract.

    Reasons:  Your reason(s) for purchasing more than one contract is (are):


-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

__ Tax-Sheltered Annuity (TSA)          _____ Client's initials
   Disclosure and Acknowledgement
   (Form 31647)

   Effective January 1, 1989, a distribution from Tax-Sheltered Annuity (TSA) purchased under __ 403(b) of the Internal Revenue Code may be made only if the employee/participant has:

   1. attained age 59 1/2; or

   2. separated from the service of the employer that purchased the TSA; or

   3. died; or

   4. become disabled, as defined in Section 72(m) (7) of the Code; or

   5. encountered financial hardship within the meaning of Section 403(b) of the Code.

   The restriction applies to contributions of deferred salary made after December 31, 1988, and all earnings credited to the contract after that date. The "hardship" exception above is limited to the amount of contributions made and does not apply to any earnings credited to the contract.

The restriction does not apply to any values in the TSA as of December 31, 1988, nor to transfers or exchanges of contract values within the annuity or to another registered variable annuity contract or investment vehicle available through the employer.
--------------------------------------------------------------------------------

Client acknowledges that the representative has reviewed and explained the above information. Client should consult a tax advisor if he/she has questions about the taxation of his/her annuity contract.

PAGE 10
Section D  Agreements and Signatures (continued)


Backup Withholding

__ Check here if the IRS has notified that you are subject to backup withholding because of a failure to report all interest and dividends.

__ Check here if you are a tax-exempt payee.

Replacement

__ Is this annuity  intended to replace  existing  annuities or life  insurance?
   __Yes __ No If "Yes," see State Requirements section of the Annuity Reference Manual for required papers.

__ Consolidated Statement

   We periodically send out informational statements, for each of our accounts, which are consolidated into one statement covering all accounts owned by members of the same household. We understand that by applying as spouses or domestic partners that all of our accounts, whether in individual or joint ownership, will be reported together by American Express Financial Advisors. If you don't want this account reported that way, check here __.

PAGE 11
Section D  Agreements and Signatures (continued)


__ Declaration Agreement

   You declare that each of the statements and answers given in this application is true and complete to the best of your knowledge and belief and will be the basis of any annuity issued from this application.

   By signing this application and checking each statement that pertains to your annuity, you understand and acknowledge the above:


Signatures

  Signatures of all Annuitants                         x

                                                       x

  Owner/trustee/plan administrator signature           x

  Other applicant's signature (if required)            x

  Signed at (city)                                  (state)
  on (date) ____/____/____

PAGE 12
Section D  Agreements and Signatures (continued)

Representative's Report


     Declaration and signature. You certify that you personally solicited this application and witnessed its signing. The application and this report are complete and accurate to the best of your knowledge and belief.

     Are you related to the annuitant/owner? Please state relationship(required)

     This application __ does   __ does not involve replacement of existing
     insurance or annuities.


     Representative's signature                   Team ID     Representative ID
     *Compensation        Area Office
          %
     (Set up as client's servicing representative)

      (     )
      Phone                Florida License no.


     Joint Representative's signature
     Team ID         Representative ID      *Compensation        Area Office

                            (       )
     Florida License no.    Phone no.

                            (     )
                             Fax no.

     *Total percentages must equal 100%.

     __ Junior
     Name                          No.

     Send contract to:  __ Owner   __ Representative (if sent to representative,
     delivery assurance form is required)

     Note:  Contract will be mailed to owner unless otherwise indicated.


For Home Office Use Only


     Amount submitted                          Purchased date

     Accepted by

PAGE 13
IDS Life Insurance Company                                            Benficiary
IDS Tower 10                                                         Designation
Minneapolis, Minnesota  55440


Annuitant's Name                                 Birthdate

The undersigned hereby states that the named beneficiary for the new annuity contract to be issued from the application bearing the same date and serial number is to be as follows:

(Check applicable box)

__ A Beneficiary is: Annuitant's designated spouse, if living, if not, the beneficiaries ar ethe living, lawful children of the annuitant and they will receive equal shares of the proceeds.

__ B Beneficiary is: Annuitant's designated spouse, if living, if not, the beneficiaries ar ethe living, lawful children of the annuitant and they will receive equal shares of the proceeds. If a child of the annuitant has died before the annuitant, that child's share of the proceeds will be paid to his or her living lawful children in equal shares.

__ C Beneficiares are: The living lawful children of the annuitant and they will receive equal shares of the proceeds.

__ D Children Per Stirpes. Beneficiary is: the living lawful children of the owner equally, the survivors equally, or the survivor; provided, however, that if a child of the owner has died before the owner, the share which the child would have received is he or she survived the owner will be paid to his or her living lawful children or their direct descendants in equal shares.

-- E Equally with Rights of Survivorship. Beneficiary is: the beneficiaries are as listed below and they will receive equal shares of the proceeds; provided, however, that if a beneficiary dies before the owner, the share which the beneficiary would have received if he or she survived the owner will be equally divided among the surviving beneficiaries. (Attach separate page for additional beneficiaries.)

__ F Equally. Beneficiary is: the beneficiaries are listed below and they will receive equal share sof the proceeds; provided, however, that if a beneficiary dies before the Annuitant, the share which the beneficiary would have received if he/she survived the owner will be paid to the owner's estate. (Attach separate page for additional beneficiaries.)

__ G With Rights of Survivorship. Beneficiary is: the beneficiaries are as listed below and they will receive the percentage of the share of the proceeds as indicated; provided, however, that if a beneficiary dies before the annuitant, the share which the beneficiary would have received if he/she survived the owner, will be proportionally divided among the surviving beneficiaries. (Attach separate page for aditional beneficiaries.)

__ H Other. Use the option only if none of the above options apply. This designation is subject to the approval of the home office.

__ I  Must be completed for Custodial (Keogh) Plans only:
      American Express Trust Company, Custodian of the
      (Plan Name)                                         plan.
__ J  Must be completed for Trusteed Pension/Profit Sharing/401(k) Plan only:

                                              , trustee of the
      (Name of the Trustee(s))                                plan.

__ K  Must be completed for Section 457 Deferred Compensation Plans only:

                                                , as Owner.
      (Name of the Plan)

   If A, B or C checked above

   Spouse's Name

   Children's Names



---- Residents of Community Property States Must Read and Sign if Applicable --- Check apropriate box to indicate
Marital  Status __ Single __ Married  (See  "Consent  of  Spouse")
__ Widowed or Divorced.

PAGE 14
Consent of Spouse

This consent of spouse must be signed if all the following conditions are present: (a) the spouse of the owner is living, (b) is not the primary beneficiary named and (c) the owner and spouse are residents of a community property state (Arizona, California, Idaho, Nevada, New Mexico, Texas, Washington and Wisconsin). I have reviewed the above beneficiary designation and, as the spouse of the owner, I consent to the beneficiary designation and all contributions of money or perpety to be used for the purchase of such accounts to be issued in my spouse's name, whether heretofore, now or heheafter and I relinguish all my statutory or other rights thereto.

Date:                         Spouse's Signature:

Signatures Required


Executed this              day of                              , 19       .
             ---------------      ------------------------------     -----

Signature                                      Witness
           Owner/Trustee/Plan Administrator

Note: If a custodial plan, the Employer/Plan Administrator must sign as owner.

PAGE 15
American Express Financial Advisors Inc.          Bank Authorization (Form 1748)
Box 534
Minneapolis, Minnesota  55440-0074

                                                Service Team Number ____________

Section 1      Client Name                                   Client ID Number

Section 2 Check only one box for A, B, C or D. Combo defined on back of form.

-------------------------------------------------------------------------------------------------------------------------------
__ Life                                             |  __ Life
__ Annuity     A. Add New Account to New BA         |  __ Annuity     C. Existing Account to New BA
__ Combo                                            |  __ Mutual
                                                    |  __ Combo
-------------------------------------------------------------------------------------------------------------------------------
__ Life        B. Add New Account to Existing BA    |  __ Life        D. Existing BA with New Bank Information
__ Annuity     List One Account Number              |  __ Annuity     Does this Affect All Accounts   __ yes  __ no
__ Combo       Already Attached to BA               |  __ Mutual      If Yes, List Account Numbers This Change Will
                                                    |  __ Combo       Affect
                                                    |
                                                    |
-------------------------------------------------------------------------------------------------------------------------------

For CHANGES to an existing BA (e.g., Amount; Date; Frequency; Stop; or Add an Existing Account) -- Call TransAction Services 1-800-437-3133.

Section 3
Account Number          Month(s) Action                           Payment   Check for         IRA Pmt. for
or Product Name         is Effective       Date     Frequency     Amount    Loan Repayment    Prior Yr. Thru Mo. of

                                            10         Monthly
                                            25         Quarterly                              Jan.  Feb.  Mar.  Apr.
                                             Other               Other
                                            10         Monthly
                                            25         Quarterly                              Jan.  Feb.  Mar.  Apr.
                                             Other               Other

Section 4 - Checking                                                        Section 5 - Additional Information

(STAPLE CHECK HERE)                                                      |
                              Voided Check                               |
                       Please -- No Deposit Slip                         |
                                                                         |

Section 6- Checking                                                        Section 7 - Additional Information

                                                                         |
Routing Transit Number (9 digits)  ___ ___ ___ ___ ___ ___ ___ ___ ___   |
                                                                         |  Area Office No.
Account Number                                                           |  Representative ID
                                                                         |  Date Prepared
Name of Bank or Credit Union                                             |  Prepared by
                                                                         |  Phone No.
Street                                                                   |
                                                                         |
City                                 State          Zip Code             |

Section 8

Authorization Card (Required for all new requests) By signing below:
- you authorize American Express Financial Advisors Inc. to charge your account at the financial institution named above to pay the amount indicated into the account or on the contract; and
- you authorize the financial institution named above to honor these charges for payment, as if they were signed by you. - you certify this agreement will remain in effect until you notify American Express Financial Advisors or your financial institution in writing to cancel it, allowing reasonable time to act on your cancellation.
You may stop any payment by notifying the financial institition or American Express Financial Advisors at least three banking days before the charge is to be made. You will receive notice from American Express Financial Advisors of any payment that differs from the previous payment.

Signature of Bank Account Owner(s) X                     Date

                                   X                     Date

PAGE 16
Authorization for Group Payment Setup and Changes (Form 3188)

Section 1 -- Employer Information

Employer Name:                         Employer Contact Name:
Address:                               Employer Telephone  (      )
                                       Employer Fax:       (      )
                                       Send Printed Bill to Employer:
                                                       __ Yes  __ No
                                       Start Date of First Group Payment:

Section 2 -- Payment Frequency (Check One)

Note: Payment frequency must match other existing Group Payment Accounts

____ Annually 1/Year              ____ Quarterly 4/Year          ____ Bifortnightly 13/Year          ____ Biweekly 26/Year
____ Semiannually 2/Year          ____ Monthly 12/Year           ____ Semimonthly 24/Year            ____ Weekly 52/Year
____ Irregular      Indicate months when employer should not be billed.

Section 3 -- Employee Information

Employee Name                                            Employee Social Security Number _____ - ___ - _____
              ---------------------------------------


Section 4 -- Start a New Group Payment Add/Drop Existing Accounts or Change Payment Amount
1. Complete  information below.
2. Allow three weeks for accounts to show on Group Payment Detail.

                      Change                                                            Admini-
  Add       Drop     Payment                                                    Check   strator        Payment
Account    Account    Amount      Accounts Affected:                            Digit   Code           Amount
  --         --         --        --- --- --- --- --- --- --- --- --- --- --- -  ---  - --- --- ---    $